Exhibit 10.1
Contract ID: 961244

EXTENSION AMENDMENT TO GOOGLE SERVICES AGREEMENT

This Extension Amendment to the Google Services Agreement (“Amendment”), effective as of the first day following the current expiration date of the Agreement (as defined below) (“Amendment Effective Date”), is between Vertro, Inc. (“Company”) and Google LLC (“Google”) and amends the existing Google Services Agreement between Company and Google (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1.Extension. The term of the Agreement is extended for an additional one month from the current expiration date.

2.General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date by persons duly authorized.

Company:

By:	/s/ Jeremy Chrysler

Name:    Jeremy Chrysler
Title:    VP Search
Date:    22-Feb-2023

Google LLC

By:	/s/ Phillip Schindler

Name:    Philipp Schindler
Title:    Authorized Signatory
Date:    22-Feb-2023

Exhibit 10.1